Laura Gagnon Vice President Investor Relations Tel 763-577-8213 Cell 612-201-7550 laura.gagnon@mosaicco.com Anton Pshon Director Investor Relations Tel 763-577-2876 Investor Cell 612-834-0988 Information anton.pshon@mosaicco.com Third Quarter 2018 1

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the anticipated benefits and synergies of our acquisition of the global phosphate and potash operations of Vale S.A. previously conducted through Vale Fertilizantes S.A. (which, when combined with our legacy distribution business in Brazil, is now known as Mosaic Fertilizantes) (the “Transaction”), other proposed or pending future transactions or strategic plans and other statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include, but are not limited to: difficulties with realization of the benefits and synergies of the Transaction, including the risks that the acquired business may not be integrated successfully or that the anticipated synergies or cost or capital expenditure savings from the Transaction may not be fully realized or may take longer to realize than expected, including because of political and economic instability in Brazil or changes in government policy in Brazil such as higher costs associatedwiththenew freight tables; the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; the effect of future product innovations or development of new technologies on demand for our products; changes in foreign currency and exchange rates; international trade risks and other risks associated with Mosaic’s international operations and those of joint ventures in which Mosaic participates, including the performance of the Wa’ad Al Shamal Phosphate Company (also known as MWSPC), the ability of MWSPC to obtain additional planned funding in acceptable amounts and upon acceptable terms, the timely development and commencement of operations of production facilities in the Kingdom of Saudi Arabia, and the future success of current plans for MWSPC and any future changes in those plans; the risk that protests against natural resource companies in Peru extend to or impact the Miski Mayo mine, which is operated by an entity in which we are the majority owner; difficulties with realization of the benefits of our long term natural gas based pricing ammonia supply agreement with CF Industries, Inc., including the risk that the cost savings initially anticipated from the agreement may not be fully realized over its term or that the price of natural gas or ammonia during the term are at levels at which the pricing is disadvantageous to Mosaic; customer defaults; the effects of Mosaic’s decisions to exit business operations or locations; changes in government policy; changes in environmental and other governmental regulation, including expansion of the types and extent of water resources regulated under federal law, carbon taxes or other greenhouse gas regulation, implementation of numeric water quality standards for the discharge of nutrients into Florida waterways or efforts to reduce the flow of excess nutrients into the Mississippi River basin, the Gulf of Mexicoorelsewhere; further developments in judicial or administrative proceedings, or complaints that Mosaic’s operations are adversely impacting nearby farms, business operations or properties; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals or increased financial assurance requirements; resolution of global tax audit activity; the effectiveness of Mosaic’s processes for managing its strategic priorities; adverse weather conditions affecting operations in Central Florida, the Mississippi River basin, the Gulf Coast of the United States, Canada or Brazil, and including potential hurricanes, excess heat, cold, snow, rainfall or drought; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, Canadian resources taxes and royalties, or the costs of the MWSPC, its existing or future funding and Mosaic’s commitments in support of such funding; reduction of Mosaic’s available cash and liquidity, and increased leverage, due to its use of cash and/or available debt capacity to fund financial assurance requirements and strategic investments; brine inflows at Mosaic’s Esterhazy, Saskatchewan, potash mine or other potash shaft mines; other accidents and disruptions involving Mosaic’s operations, including potential mine fires, floods, explosions, seismic events, sinkholes or releases of hazardous or volatile chemicals; and risks associated with cyber security, including reputational loss; as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. 2

The Mosaic Company Overview 3

Executive Summary Raising full year guidance: adjusted EBITDA(1) to $1.80 - 1.95 billion; adjusted EPS(1) to $1.45 - $1.80 ▪ Second quarter adjusted EBITDA(1) of $461 million and first half 2018 of $833 million Strong Cash ▪ Second quarter adjusted EPS(1) of $0.40 and first half 2018 of $0.60 Flow and Earnings ▪ Year to date cash flow from operations above $700 million • Paid down ~$500 million in debt as of 8/1/2018, well ahead of communicated $700 million pay-down target by end of 2020 ▪ Solid execution across three business units: Constructive Outlook and • Cash costs of mined Florida rock down at $36 per tonne Solid • MOP cash costs of production flat at $85 per tonne Execution ▪ Expect market momentum to continue through 2018 ▪ Remarkable progress on Mosaic Fertilizantes transformation: Transformation • Actions taken in H1’2018 alone expected to deliver well over $100 million in run-rate EBITDA contribution progress • $56 million of year-to-date realized gross synergies, $34 million net of costs to achieve (1) See Non-GAAP Financial Measures for additional information 4

Mosaic Assets: Global, Long Life, Low Cost Phosphate Production Potash Production Distribution Facilities Joint Ventures 55

Transformation: Idled Plant City $/Tonne Conversion Costs Mined Rock Costs $/Tonne $50 $80 $70 $40 $60 $30 $50 $20 $40 2014 2015 2016 2017 Q1 Q2 2014 2015 2016 2017 Q1 Q2 2018 2018 2018 2018 Cash Production Costs Cash Conversion Costs * Phosphate cash conversion costs are reflective of actual costs, excluding realized mark-to-market gains and losses. These costs are captured in inventory 6 and are not necessarily reflective of costs included in costs of goods sold for the period.

Transformation: Anticipated S&D Impact of Idling Plant City Million Tonnes DAP/MAP/NPS Global Phosphate Capacity vs. Shipments 3 Cumulative Change 2018-2020 Cumulative Net Capacity Growth 2 Cumulative Demand Growth 1 0 -1 18F 19F 20F Source: CRU and Mosaic Tightened phosphate supply & demand even without expected China capacity rationalization 7

Transformation in Potash: Asset Optimization and Cost Control $ Per Tonne $140 $120 $100 $80 $60 $40 $20 $- 2013 2014 2015 2016 2017 Q1 2018 Q2 2018 MOP Cash Production Costs Per Tonne* Brine *MOP cash production costs are reflective of actual costs during the quarter, excluding CRT and realized mark-to-market gains and 8 losses. These costs are captured in inventory and are not necessarily reflective of costs included in costs of goods sold for the period.

Transformation in Potash: Expected Elimination of Brine Management Costs Esterhazy Expected Cash Production $/Tonne 16,000 Costs Below $50 per Tonne 90 14,000 80 12,000 70 10,000 8,000 60 6,000 50 4,000 Thousand Ore Tonnes Cash Production Costs 40 2,000 0 30 2013 2016 2017F 2018F 2019F 2020F 2021F 2022F 2023F 2024F 2025F Cash Production Costs / Tonne K1/K2 Ore K3 Ore 9 Forecast as of April 12, 2017 *MOP cash production costs are reflective of actual costs during the quarter, excluding CRT and realized mark-to-market gains and losses. These costs are captured in inventory and are not necessarily reflective of costs included in costs of goods sold for the period.

Mosaic Fertilizantes: Well Positioned Brazil Plant Nutrient Use 2015-17 Average Nitrogen Million Tonnes Soybean Production 28% 130 Potash 39% 110 90 P&K Phosphat e accounts for 70 Source: ANDA 33% ~2/3rds of all U.S. Plant Nutrient Use Brazil 50 2014/15-16/17 Average Nutrient Use 30 Potash 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18E Crop Year Beginning in 23% Source: USDA USA Brazil Brazil expected to overtake US in soybean Nitrogen production in 2018/19 crop year Phosphate 57% 20% 10 Source: TFI/AAFPCO

Mosaic Fertilizantes Transformation on Track Mosaic Fertilizantes Transformation Actions taken in H1’18 Categories P&L Impact (US$ M) expected to generate solidy $300 over $100M of run-rate value Operations $19M $250 Commercial $14M $200 Procurement $6M $150 Supply Chain $10M $100 Organization $7M $50 Cost to Achieve $22M 2018 First Half $- P&L Impact $34M 2018E 2019E 2020E

Visible Cost Controls $ Per Tonne Selling, General & Administrative Expenses 20 18 16 Includes acquisition of Vale Fertilizantes operations as of 14 January 8, 2018. 12 10 8 2013 2014 2015 2016 2017 2018F 12 *Tonnes do not include the intra-segment volume eliminations, which are negative impacting SG&A/Tonne metric starting in 2018 as a result of the Vale Fertilizantes acquisition

Mosaic: Deleveraging Progress Short And Long Term Debt (in millions) $5,400 $5,200 $5,000 $4,800 $4,600 $4,400 $4,200 2017 Q1'18 Q2'18 End 2020 Target Achieved ~$500 million debt pay down targeted for 2018 by August 1 *See Additional Detail in the Appendix 13

Capital Allocation Philosophy Further accelerated debt repayment in 2018 14

Markets Agricultural Outlook

A Price Meltdown, a Bounce, and a Drop



New Crop Corn Price
Daily Close Dec 18 Contract
US$ BU
4.30
4.20
4.10
4.00
3.90
3.80
3.70
3.60
3.50
Source: CME
Sep-17
Dec-17
Mar-18
Jun-18

The December 2018 corn contract dropped to $3.53 per bushel on July 11, a decline of 17% or 73 cents from a peak of $4.27 on May 23. The contract closed at $3.72 on August 10, recovering 19 cents or about one-quarter of the decline. Lower course grain crop estimates worldwide lifted prices in July, but a bearish August 10 WASDE report and prospects for a "big-crops-get-bigger" U.S. corn harvest still overhang the market.



New Crop Wheat Price
Daily Close Sep 18 Contract
US$ BU
6.00
5.75
5.50
5.25
5.00
4.75
4.50
Source: CME (KC HRW)
Sep-17
Dec-17
Mar-18
Jun-18

The September HRW wheat price declined to $4.71 per bushel on July 2, off 20% or $1.15 from its May 3 peak of $5.68 despite signs of crop problems in several key exporting regions. The September contract settled at $5.60 on August 10, clawing back almost 80% of the recent plunge. Prices have rebounded in response to recent estimates of drought-shriveled harvests in Europe, Russia, Ukraine, and Australia this year.



New Crop Soybean Price
Daily Close Nov 18 Contract
US$ BU
10.75
10.50
10.25
10.00
9.75
9.50
9.25
9.00
8.75
8.50
8.25
Source: CME
Sep-17
Dec-17
Mar-18
Jun-18

The November soybean contract closed at $8.34 per bushel on July 13, plunging 21% or $2.19 in 33 trading sessions from its May 25 peak of $10.54. The collapse was mostly a reaction to the first shots of the U.S.-China trade war on July 6. The new crop contract settled at $8.62 on August 10, up just 28 cents or 13% from the recent summer low. Expectations for a prolonged U.S.-China trade war coupled with an extremely bearish August 10 WASDE report ended the recent mini-rally.

Mosaic

Agricultural Fundamentals Begin to Tighten as Demand Catches Up to Supply World Less China Grain and Oilseed Stocks Mil Tonnes Percent . A big step-up in global production since 2012/13 450 22% Source: USDA August 10, 2018 425 21% . But continued strong and steady demand growth 400 20% 375 19% . Inventories ex China decline in 2017/18 350 18% 325 17% . Stocks as a percentage of use projected to drop to the 300 16% low end of the 16%-19% range by the end of 2018/19 275 15% 250 14% 225 13% . More details in the July issue of Market Mosaic 200 12% 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17E18F . The Food Story is not in vogue but it still is intact Stocks Percent of Use Available on the Mosaic website at: www.mosaicco.com/resources/market_mosaic.htm

Positive Agronomic & Economic Demand Drivers Record Harvests Remove Record Amounts of P&K Plant Nutrients Still Affordable Bil Tonnes World Grain and Oilseed Production and Use Plant Nutrient Affordability 3.4 Plant Nutrient Price Index / Crop Price Index Source: USDA August 2018 1.00 3.2 Less Affordable 0.90 3.0 2.8 0.80 2.6 0.70 2.4 0.60 2.2 0.50 2.0 More Affordable 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17E18F Source: Weekly Price Publications, CME, USDA, AAPFCO, Mosaic Crop Year Beginning in 0.40 Production Stoop 1 (2.2) Stoop 2 (2.4) 10 11 12 13 14 15 16 17 18 Stoop 3 (2.7) Stoop 4 (3.1) Use Affordability Metric Average 2010-17 Estimated World Grain & Oilseed Nutrient Removal 2007-12 2013-17 Percent Stoop Stoop Mil Tonnes (2.74 bmt) (3,06 bmt) Change Change N Removal 59.3 66.2 6.9 11.6% P2O5 Removal 22.9 25.4 2.5 10.9% K2O Removal 19.2 21.5 2.2 11.7% Source: USDA, IPNI, M osaic

The U.S.-China Soybean War Battlefield Statistics for the first  half of this year show  Brazil and the United States are the  The USA supplies the majority of Chinese  that Brazil exports  dominant exporters of soybeans to China,  imports following its harvest or from  were up 5% or 2.3  2017 China Soybean Imports accounting for 87% of the 95.5 million  November through March.  South  million tonnes, despite  95.5 Million Tonnes Other tonnes imported last year.   China Soybean Imports Monthly Share by Origin American producers account for the bulk  5.2 the recent truckers  2013-17 Average of Chinese imports following their harvest  Argentina 6% strike and on‐going  6.6 100% or from April through October. 7% uncertainties about  90% truck freight rates. 80% 2018 Brazil Soybean Exports 70% January-June Year-to-Date 46.3 Million Tonnes Other Brazil 6.1 60% 13% 50.9 Thailand 53% 50% 0.6 USA 1% 32.9 40% Europe 34% 3.6 30% 8% 20% 2017 Brazil Soybean Exports 68.2 Million Tonnes 10% Other (38) China 7.6 35.9 Source: China Customs via GTIS 0% 78% 11% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Thailand 1.7 USA Brazil Argentina Other 2% MIl Tonnes China Cumulative Soybean Imports China is the largest  destination for Brazil  Europe China soybean imports during  100 soybean exports,  5.1 Source: China Customs via GTIS the first half of this year  8% 90 accounting for 79% of the  totaled 44.9 million tonnes,  80 68.2 million tonnes  one boatload greater than  exported in 2017. 70 the same period last year.   60 2017 U.S. Soybean Exports 50 China 55.3 Million Tonnes 53.8 40 Other (69) 79% 30 10.7 19% 2018 U.S. Soybean Exports Source: SECEX via GTIS January-June Year-to-Date 20 21.7 Million Tonnes 10 Other Japan 5.6 Statistics for the first  26% 0 2.3 half of 2018 show that  Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 4% China Japan 7.6 U.S. exports were up  Indonesia 1.2 35% 2016 2017 2018 China also is the largest  2.4 China 5% slightly, but shipments  destination for U.S. exports,  4% 31.7 Indonesia to China were down  58% 1.3 accounting for 58% of the 55.3  Mexico 6% 2.0 million tonnes  3.9 Egypt million tonnes exported in 2017.   Europe while shipments to  7% 1.6 Mexico The numbers also show that  7% 2.1 2.4 Europe 10% 11% other destinations  Europe is no China. 4.3 were up. 8% Source: U.S. Department of Commerce via GTIS

Assessment of How the Trade War Plays Out ▪ China likely will still import ~95 million tonnes of soybeans this year despite recent claims of an expected 10 million tonne drop (implying 2018 LH imports of just 40.6 million tonnes or a drop of 20% from last year). ▪ China will draw down inventories, grow more, maximize imports from Brazil and elsewhere, import more soybean meal and protein substitutes in order to minimize U.S. soybean imports. ▪ Imports from the United States likely will be needed to meet demand due to seasonality and logistical constraints in both Brazil and China as well as smaller supplies from Argentina this year. ▪ Recent development such as the $12 billion farm aid package, trade talks with the EU, and plans to boost the tariff rate from 10% to 25% on the next $200 billion tranche of Chinese imports indicate that the Trump administration is prepared for drawn-out negotiations. ▪ The ultimate resolution to the dispute likely will include a commitment by China to increase imports of U.S. agricultural products in order to reduce its U.S. trade surplus.

Markets Brazil

An Agricultural Powerhouse Change in Brazil Grain and OIlseed Producton 2000-2018 Brazil Grain and Oilseed Production +143.5 Million Tonnes Other MT Ha 8.0 16 Leading Crops 6% 250 Source: USDA Soybeans 225 81.0 56% 200 Corn 54.5 175 38% 150 Source: USDA 125 100 Change in Brazil Harvested Area 2000-2018 75 +28.5 Million Hectares Other 50 0.2 Corn 1% 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17E18F 4.7 16% Grain and oilseed production has more than doubled since the turn of the century. Soybeans and corn have accounted for 94% of the gain in output and nearly all of the increase in harvested area during this period. The increase so far this century exceeds the largest crop ever produced in Argentina! Soybeans 23.6 Source: USDA 83%

A Soybean Powerhouse Mil Tonnes Brazil Soybean Production Mil HA Brazil Soybean Area MT HA Brazil Soybean Average Yield 130 40 3.60 Source: USDA Source: USDA 120 Source: USDA 3.40 35 110 MT HA BU AC 3.20 2.5 37.2 100 30 3.2 47.6 3.4 50.6 90 3.00 80 25 2.80 70 2.60 20 60 2.40 50 15 40 2.20 30 10 2.00 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17E18F 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17E18F 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17E18F Change in Brazil Soybean Production Mil Tonnes Brazil Soybean Exports 2000-2017 70 Source: SECEX via GTIS 60 Soybean production has tripled so far this century. 50 Increases in harvested area accounted for nearly Yield Gain 70% of the increase while yield gains accounted 31% 40 for the other 30%. Average soybean yields in 30 Brazil are in line with those of the United States. 20 Area The increase in exports to China captured about Increase two-thirds of the increase in soybean production. 69% 10 0 Source: USDA 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 China Other

Brazilian Farmers Benefit from the Argentine Drought, a Weaker Real, and the U.S.-China Trade War Mil Tonnes Argentina Soybean Production MT HA Brazilian Real Cents Bu Soybean Premium to CME Price at Paranaguá R/USD Daily Rate 65 3.4 Port 4.25 250 Source: USDA 225 60 3.2 4.00 Source: Forex 200 55 3.0 3.75 175 50 2.8 3.50 150 45 2.6 3.25 125 100 40 2.4 3.00 75 2.75 35 2.2 50 2.50 30 2.0 25 2.25 25 1.8 0 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17E 2.00 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Crop Year Beginning In Jan-14 Jul-14 Jan-15 Jul-15 Jan-16 Jul-16 Jan-17 Jul-17 Jan-18 Jul-18 Production Average Yield Average 2014 -2017 2018 Soybean Premium at Paranaguá Port Four-Year USD Bu 2018 Average Change January $0.64 $0.36 77% February $0.64 $0.34 91% March $0.88 $0.29 204% April $1.40 $0.38 265% May $0.91 $0.53 72% June $1.31 $0.87 50% July $2.26 $1.21 87%

An Emerging Corn Powerhouse Mil Tonnes Brazil Corn Production Mil HA Brazil Corn Harvested Area MT HA Brazil Corn Average Yield 100 18 6.0 Source: USDA Source: USDA Source: USDA 90 17 5.5 80 16 5.0 MT HA BU AC 70 15 3.00 48 4.5 5.50 88 60 14 7.00 112 4.0 50 13 3.5 40 12 30 11 3.0 20 10 2.5 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17E18F 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17E 18F 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17E18F Change in Brazil Corn Production Mil Tonnes Brazil Corn Exports Corn production has more than doubled so far this 2000-2017 35 century with nearly all the increase from the Source: USDA Area second or Safrinha crop that follows soybeans in Increase 30 the Midwest region. Increases in yields accounted 20% 25 for 80% of the gain in output while additional harvested area accounted for the other 20%. 20 Average corn yields in Brazil still lag those in the United States. Exports captured about one-half of 15 the increase in corn production during this period. 10 Brazil output has significant upside due to Yield Gain 5 expected increases in soybean area as well as the 80% Source: USDA potential for significant yield improvements. The 0 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17E 18F key will be more profitable economics from the development of interior uses such as livestock and ethanol production.

A Plant Nutrient Powerhouse Mil Tonnes Brazil Total Plant Nutrient Shipments Mil Tonnes Brazil Plant Nutrient Product Shipments Product 4.5 37.5 Min/Max Range (2013-2017) Source: ANDA Source: ANDA, Mosaic 4.0 2018 35.0 7-Yr Olympic Average 32.5 3.5 30.0 3.0 27.5 2.5 25.0 2.0 22.5 20.0 1.5 17.5 1.0 15.0 0.5 12.5 0.0 10.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 Plant nutrient use has more than doubled since the turn of the century. The truckers’ strike reduced May shipments, but June shipments Demand increased at a compound annual growth rate (CAGR) of 4.4% recovered nicely. First-half shipments totaled 12.8 mmt, down 2% from from 2000 to 2017. a year ago. We expect strong second-half shipments of 22.4 mmt, up 7% from the same period last year. Our Brazilian team projects that plant nutrient shipments will increase 3.1% or 1.1 mmt to 35.2 million tonnes this year. Shipments are Shipments during the second half of the year typically are almost two projected to increase another 2.8% or 1.0 mmt to 36.2 million in 2019. times greater than first half shipments.

Mosaic is Logistically Advantaged to Key Growing Areas • Exposure to the Cerrado region • Just-in-time deliveries • Long-term relationship with customers • Integrated logistics

Post Transformation: Competitive Delivered Basis Brazil MAP Cost Curve 2021 Forecast Delivered Upcountry Mosaic Uberaba 0 1,000 2,000 3,000 4,000 5,000 Source: Mosaic Thousand Tonnes

Markets Potash Outlook

Prices Continue to Trend Up Potash Prices $ Tonne KCl 475 450 425 400 . Strong broad-based demand growth 375 350 325 . Optimized/restructured operations 300 275 . No immediate threat from new capacity 250 225 Source: Argus 200 175 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 fob NOLA fob U.S. Corn Belt c&f Brazil c&f SE Asia

Strong, Broad-Based and Less Volatile Demand Growth Mil Tonnes KCl Global Potash Shipments 67-69 70.0 . Global KCl shipments now are projected to increase 2.7% or Source: IFA, CRU and Mosaic 66.9 67.5 1.8 million tonnes to 66.9 million this year. That follows the 6.9% or 4.2 million tonne recovery in shipments in 2017. 65.0 . In its outlook report released at the end of February, CRU 62.5 estimated that MOP shipments totaled 65.5 million tonnes in 60.0 2017 and projected that shipments would increase to 66.6 million tonnes this year. 57.5 . Our first look at 2019 resulted in a shipment forecast in the 67- 55.0 69 million ton range with a point estimate in the middle at 67.9 million. 52.5 . If our estimate for 2018 is on target, global shipments will have 50.0 grown at a CAGR of 2.9% since 2010, although growth rate 47.5 has fluctuated meaningfully until the last two years. 10 11 12 13 14 15 16 17 18E 19F

Strong and Broad-Based Demand Growth


Brazil MOP Shipments
Mil Tonnes KCl
Source: ANDA, Mosaic and Company Reports
11.0 10.5 10.0 9.5 9.0 8.5 8.0 7.5 7.0 6.5 6.0
10 11 12 13 14 15 16 17 18E 19F

Brazil demand continues its upward march driven mainly by steady increases in soybean production. Shipments are forecast to breach the 10 million tonne mark this year.


North American MOP Shipments
Mil Tonnes KCl
Source: IPNI, DOC and Mosaic
11.0 10.5 10.0 9.5 9.0 8.5 8.0 7.5 7.0 6.5
10 11 12 13 14 15 16 17 18E 19F

North American shipments surged to 10.5 million tonnes KCl in 2017 due to a strong fall application season and early positioning of 2018 needs. On-farm demand is expected to stay stable this year, but shipments are projected to drop to about 9.9 mmt.


Rest of World MOP Shipments
Mil Tonnes KCl
Source: IFA, CRU and Mosaic
23.0 22.0 21.0 20.0 19.0 18.0 17.0 16.0 15.0
10 11 12 13 14 15 16 17 18E 19F

Shipments outside the "Big Six" countries/regions have taken off led mostly by other Asian and other Latin American countries as well as a doubling of African use during the last five years (albeit from a low starting point).


China MOP Shipments
Mil Tonnes KCl
Source: CRU and Mosaic
18.0 16.0 14.0 12.0 10.0 8.0 6.0 4.0
10 11 12 13 14 15 16 17 18E 19F

Chinese shipments also are trending up due to record crop production as well as efforts to improve nutrient balance. Higher domestic MOP production met much of the recent growth, but domestic output likely has plateaued, implying strong growth in import demand.


India MOP Shipments
Mil Tonnes KCl
Source: FAI, IFA, and Mosaic
6.5 6.0 5.5 5.0 4.5 4.0 3.5 3.0 2.5 2.0
10 11 12 13 14 15 16 17 18E 19F

India shipments are beginning to recover following 2010/11 subsidy changes that resulted in a near tripling of retail potash prices. Higher crop support prices and the likelihood of near normal monsoon rainfall also are aiding the recovery.


Malaysia+Indonesia MOP Shipments
Mil Tonnes KCl
Source: IFA and Mosaic
6.0 5.5 5.0 4.5 4.0 3.5 3.0 2.5 2.0 1.5 1.0
10 11 12 13 14 15 16 17 18E 19F
Indonesia
Malaysia

Indonesian and Malaysian shipments also have trended upward with surges in 2011 and 2014. Gains are driven mostly by increases in palm oil production, but positive rice profitability also has helped to underpin potash use in this region as well as in other Asian countries.

Global Potash Shipment Forecasts by Region (August 2018) Source: IFA, CRU and Mosaic (Numbers may not sum to total due to rounding)

Likely Supply and Demand Changes 2018-20

Potential Potash Supply and Demand Changes Excluding Canada

Mil Tonnes KCl	2018	2019	2020
Projected Shipment Changes	1.36	0.95	1.29
Percent Change	2.1%	1.4%	1.9%
Potential Supply Changes	0.52	0.81	1.64
ICL Boulby Closure	-0.20	0.00	0.00
SQM Maximizing Lithium Production	-0.25	-0.10	0.00
K+S Sigmundshall Closure	0.00	-0.45	0.00
Garlyk Ramp-Up	0.00	0.03	0.06
K+S Bethune Ramp-Up	0.55	0.70	0.30
Eurochem Usolskiy+Volgakaliy Ramp-Up	0.40	0.60	1.25
Miscellaneous Changes (e.g. Bolivia)	0.02	0.03	0.03
S/D Surplus (+)/Deficit (-)	-0.84	-0.15	0.35

Source: Mosaic

← A strong and broad-based gain is estimated for 2018 followed by a more modest increase in 2019 due mainly to flat or lower shipments in the United States and a bit slower growth in other regions.

← There are several puts and takes on the supply side. ICL ended KCl production at its UK Boulby mine around mid-year and K+S will close its Sigmundshall mine at the end of 2018. SQM is developing deposits to maximize lithium production at the expense of KCl output. These changes offset at least part of the expected output from the ramp up of the three greenfield projects. However, it now looks like output from the K+S, EuroChem, and Turkmenistan projects will fall well short of advertised production this year. In addition, recent reports indicate that increased rates of fresh water inflows at the Uralkali S2 mine may now exceed pumping and disposal capacities and could threaten production at this mine (not included).

← Based on these assumption, the global market looks tight to balanced through 2020. Output especially from the two EuroChem mines begins to outpace demand growth in 2020, barring further capacity rationalization.

Mosaic

Record Canpotex Exports Required to Meet Record Demand Mil Tonnes Canpotex Exports Canpotex Sales by Destination KCl Calendar Year 2015-17 Average 12 Source: Canpotex 11 Rest of 10 World Brazil 13% 25% 9 Other Asia 8 16% 7 India China 6 10% 18% 5 Indo/Mala 2010 2011 2012 2013 2014 2015 2016 2017 18% . Canpotex exported a record 11.6 million tons in 2017 in order to meet the big jump in global demand last year. . Exports are projected to increase to another record this year. Shipments likely will climb to 12.0-12.5 million tonnes in 2018.

Five-Year Outlook: Strong, Broad-Based and Less Volatile Demand Growth the Key Feature


Global Potash Shipments
MMT MOP
Source: Mosaic, CRU
80
75
70
65
60
55
50
45
10 11 12 13 14 15 16 17 18E 23F
Actual High Forecast Low Forecast Likely Forecast CRU - February 2018


Change in Potash Shipments 2017 vs. 2010
China
Brazil
Other Asia/Oceania
Indonesia/Malaysia
North America
Africa
Other Latin Amer
Europe/FSU
Rest of World
India
7.0%
5.2%
5.0%
3.8%
1.4%
9.3%
2.1%
0.2%
1.7%
-3.9%
-2.0 -1.0 0.0 1.0 2.0 3.0 4.0 5.0 6.0
Mil Tonnes KCl
(Percentage is CAGR)
Source: Mosaic and CRU Outlook February 2018


Change in Potash Shipments 2023 vs. 2017
Brazil
China
Other Asia/Oceania
Europe/FSU
India
Africa
Indonesia/Malaysia
Other Latin Amer
Rest of World
North America
3.9%
2.3%
3.7%
1.9%
3.1%
8.0%
1.2%
1.5%
1.1%
-1.2%
-1.0 -0.5 0.0 0.5 1.0 1.5 2.0 2.5 3.0
Mil Tonnes KCl
(Percentage is CAGR)
Source: Mosaic and CRU Febrary 2018

Global Potash Shipments

	Mosaic Scenario			CRU
Mil Tonnes KCl	Low	Likely	High	Feb 18
2010 Shipments	na	53.1	na	53.6
2017 Shipments	na	65.6	na	65.5
Change 2010-17	na	12.4	na	11.9
CAGR 2010-17	na	3.1%	na	2.9%
2023 Forecast	73.1	74.6	76.2	74.9
Change 2017-23	7.5	9.0	10.6	9.4
CAGR 2017-23	1.8%	2.2%	2.5%	2.7%

Source: Mosaic, CRU Potash Outlook February 2018. CRU forecast is for 2022.

- By our most recent count, global shipments increased 3.1% per year or 12.4 million tonnes from 2010 to 2017. Growth was erratic with most of the gain coming in 2014 and 2017. Shipments increased in four years and decreased in three years. India was a drag on growth due to subsidy cuts and a tripling of retail MOP prices in 2010/11.
- Shipments are forecast to increase 2.2% per year or 9.0 million tonnes from 2017 to 2023. Demand drivers continue to look positive, and strong and less volatile growth is expected during the next five years given more moderate and stable potash prices as well as continued strong agricultural commodity prices. An expected rebound in Indian shipments and continued growth in Brazil and China are key features of our forecast.
- The traditional growth geographies - Brazil, China, India, Indonesia, and Malaysia account for about two-thirds of the projected gain from 2017 to 2023, but other regions such as other Asian countries, the former Soviet Union (FSU), and Africa are expected to post notable increases during the next five years.

Demand Growth Projected to Keep Pace with the Likely Ramp-Up of New Capacity



Mil Tonnes KCl
Global Potash Capacity vs. Shipments
Cumulative Change 2016-23
Source: IFA, CRU and Mosaic
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2017
2018E
2019F
2020F
2021F
2022F
2023F
Greenfield
Brownfield
Likely
Low
CRU



Mil Tonnes KCl
Global Potash Supply and Demand
MOP Capacity, Production and Operating Rate
Op Rate
90
80
70
60
50
40
30
20
10
0
95.0%
92.5%
90.0%
87.5%
85.0%
82.5%
80.0%
77.5%
75.0%
72.5%
70.0%
Source: Company Reports, CRU and Mosaic
10 11 12 13 14 15 16 17 18E 19F 20F 21F 22F 23F
Operational Capacity
Production
Operating Rate

- We project no chronic or severe long term supply and demand imbalance. Global operational capacity is projected to increase 10.6 million tonnes KCl or from 72.5 million in 2017 to 83.1 million in 2023.
- The global operating rate is forecast to dip from 91% in 2017 to 90% in 2018-20 before increasing to nearly 92% in 2021-22. The continued ramp up of new greenfield and brownfield capacity is projected to reduce the global rate to about 90% by the end of the forecast period.
- This analysis assumes that global demand will grow 2.2% per year from 2017 to 2023 and that the four greenfield projects in Turkmenistan, Saskatchewan and Russia (2) will ramp up based on our assessment of reasonable start up rates.

Mosaic

Factors to Watch ▪ Agricultural commodity prices • Farm or food crisis and impact on potash demand? ▪ FSU production • Can they maintain 2017 rates in 2018 and beyond? Is Uralkali S2 at risk? ▪ Ramp-up of new capacity • Slower-than-expected or faster-than-expected? ▪ Competitor strategies and behaviors ▪ Currency risks/opportunities and macroeconomic/political shocks • Devaluation or appreciation of the key 6R potash currencies? (Ruble, RMB, Real, Rupee, Rupiah, Ringgit) • Global trade dynamics

2021 Cost Curve Forecast 2021 MOP Cost Curve fob Mine at Effective Capacity Brine 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 Thousand Tonnes Capacity Source: CRU, Mosaic

Markets Phosphate Outlook

Phosphate Margins Move Up in Response to Constructive Fundamental Developments Benchmark DAP Stripping Margin $ Tonne Calculated from Published Weekly Spot Prices 350 325 . Strong, broad-based and less volatile demand growth 300 . Supply adjustments take hold including the temporary idling of Mosaic’s Plant City facility as well 275 as a small decline in Chinese exports 250 . Slower-than-expected ramp-up of new capacity 225 . A shift in sentiment Source: Argus 200 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18

Nearly All of the Margin Gain is the Result of Higher Phosphate Prices Phosphate Prices Ammonia Weekly Raw Materials Prices Sulphur $ Tonne Published Spot Prices $ Tonne c&f Tampa $ LT 550 700 175 525 $655 in November 2014 500 600 150 $147 in 2015 Q1 475 450 500 125 425 $121 in 2018 Q3 400 100 400 $310 in August 2018 375 300 75 350 325 200 50 300 Source: Argus Source: Argus 275 100 25 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 DAP NOLA MAP Brazil DAP China Ammonia Sulphur

Strong, Broad-Based and Less Volatile Demand Growth



MMT Product
DAP/MAP/NPS/TSP
Global Phosphate Shipments
Source: CRU and Mosaic
72.5
70.0
67.5
65.0
62.5
60.0
57.5
55.0
70.0
70-72
10
11
12
13
14
15
16
17
18E
19F

- Shipments of the leading finished phosphate products increased 2.1% or 1.4 million tonnes to 69.2 million in 2017 and are projected to increase another 1.2% or 0.8 million to 70.0 million tonnes this year.
- A first look at 2019 indicates that shipments likely will increase to 70-72 million tonnes with a point estimate of 70.8 million, a 1.2% or 0.8 million tonne gain.
- China has been a drag on global shipments for the past few years. Excluding China, demand increased 6.4% or 3.0 million tonnes in 2016 and 4.5% or 2.2 million tonnes in 2017. We project shipments outside China will increase 3.1% or 1.6 million tonnes this year and 1.8% or almost 1.0 million tonnes in 2019.
- Our initial estimates for 2019 are a bit cautious due to: 1) lower crop prices, 2) higher phosphate prices, 3) drought and lower crop production in some regions, and 4) policy/political uncertainties (e.g. the U.S.-China trade war and the new Malaysian government's support for agriculture).
- Excluding China, global shipments have increased at a CAGR of 2.9% or 9.2 million tonnes since 2010. Going forward we expect that Chinese shipments will stabilize at close to 17 million tonnes.
- Growth outside China is led by a recovery in India, and strong and steady gains in other geographies including Brazil, the rest of Latin America, Southeast Asia, the former Soviet Union and Africa.

Broad-Based Demand Growth


Mil Tonnes
China DAP/MAP/NPS/TSP Shipments
Source: CRU and Mosaic
24.0 21.0 18.0 15.0 12.0 9.0 6.0 3.0 0.0
10 11 12 13 14 15 16 17 18E 19F
DAP MAP NPS TSP

Chinese shipments peaked at more than 21 million tonnes in 2013. Growth was driven by high support prices for leading crops such as corn and a build-up of strategic reserves. Shipments are expected to stabilize in the 17 million tonne neighborhood in the new economic/policy environment.


Mil Tonnes
India DAP/MAP/NPS/TSP Shipments
Source: CRU and Mosaic
12.0 11.0 10.0 9.0 8.0 7.0 6.0
10 11 12 13 14 15 16 17 18E 19F
DAP MAP TSP

Indian shipments plummeted following changes in the subsidy and a doubling of retail DAP prices in 2010/11. Poor monsoons also contributed to weak demand. Shipments are beginning to recover given high local crop prices, more moderate phosphate prices, a larger subsidy, and prospects for another average monsoon this year.


Mil Tonnes
Brazil DAP/MAP/NPS/TSP Shipments
Source: CRU, ANDA and Mosaic
9.0 8.0 7.0 6.0 5.0 4.0 3.0 2.0 1.0 0.0
10 11 12 13 14 15 16 17 18E 19F
DAP MAP NPS TSP

Phosphate demand in Brazil continues its strong upward trend driven mainly by steady increases in soybean production. The growth in NPS shipments – mostly Mosaic's MicroEssentials® – is noteworthy.


Mil Tonnes
Latin America less Brazil
DAP/MAP/NPS/TSP Shipments
Source: CRU and Mosaic
4.0 3.5 3.0 2.5 2.0 1.5 1.0
10 11 12 13 14 15 16 17 18E 19F
DAP MAP NPS TSP

Shipments in the rest of Latin America surged in 2016, led by large gains in Argentina following the elimination or reduction of grain export taxes. Demand dropped off but remained at elevated levels in 2017. Shipments are expected to post a solid gain this year due to generally profitable farm economics throughout the region.


Mil Tonnes
Asia/Oceania less China and India
DAP/MAP/NPS/TSP Shipments
Source: CRU and Mosaic
10.0 9.0 8.0 7.0 6.0 5.0 4.0 3.0
10 11 12 13 14 15 16 17 18E 19F
DAP MAP NPS TSP

Shipments in the rest of Asia have increased significantly since 2013. The biggest gains were in Pakistan and Vietnam, but most countries registered increases during this period. Profitable farm economics due to steady crop prices and moderate phosphate costs underpin demand growth.


Mil Tonnes
Africa+FSU DAP/MAP/NPS/TSP Shipments
Source: CRU and Mosaic
6.0 5.5 5.0 4.5 4.0 3.5 3.0 2.5 2.0 1.5 1.0 0.5
10 11 12 13 14 15 16 17 18E 19F
DAP MAP NPS TSP

African demand is taking off (and these statistics exclude NPKs) due to good public-private sector programs to boost productivity. In addition, the pace of recovery in the former Soviet Union is picking up in response to moderate crop prices, weak currencies and a run of generally good harvests.

Global Phosphate Shipment Forecasts by Region (August 2018) Source: CRU and Mosaic. Numbers may not sum to total due to rounding. * NPS products included in this analysis are those with a combined N and P2O5 nutrient content of 45 units or greater.

Supply Adjustments are Taking Hold . Mosaic’s idling of its Plant City facility in December 2017 impacted both fundamentals and sentiment. . Later start-up and slower ramp-up of new capacity in Moroccan and Saudi Arabia. . We estimate that Chinese phosphate exports during the first half of this year were off 175,000 tonnes and the 12- month rolling total was down almost 400,000 tonnes at the end of June. MAP exports from non-integrated producers along the Yangtze river were impacted the most by more stringent environmental regulations. Mil Tonnes China Phosphate Exports China Phosphate Exports Mil Tonnes China Phosphate Exports 1000 Tonnes DA P/MA P/TSP 12 Jan-Jun Rolling 12-Month Total Source: China Customsc 3,000 12.0 Source: China Customs and Mosaic 10 11.5 2,500 8 11.0 2,000 10.5 6 1,500 10.0 4 1,000 9.5 2 500 9.0 8.5 0 0 10 11 12 13 14 15 16 17 2015 2016 2017 2018 8.0 DAP MAP TSP DAP MAP TSP 2015 2016 2017 2018 China Phosphate Exports January-June 2018 vs. 2017 1000 Tonnes 2015 2016 2017 2018 Change Pct Chg DAP 2,823 2,088 2,266 2,485 219 9.7% MAP 1,392 825 1,357 908 -449 -33.1% TSP 461 300 413 467 55 13.3% Total 4,677 3,213 4,035 3,861 -175 -4.3% Source: China Customs and Mosaic

Fundamentals Math - 2018

Phosphate S/D Incremental Changes, H1 2018
Mil Tonnes DAP/MAP/NPS/TSP - equivalent

Shipment Increase		0.50
Plant City Idling	-0.64	
OCP JPH 3 Ramp-Up	0.15	
OCP JPH 4 Start-Up	0.00	
OCP Debottlenecking	0.00	
MWSPC Ramp-Up	0.79	
GCT Sfax Closure	-0.07	
Phosagro Debottlenecking	0.17	
Misc Downtime (Tun.,S.Af.,Aus.)	-0.15	
Sterlite Shutdown (India)	-0.02	
Turkey/Egypt Greenfields	0.00	
Chinese Exports	-0.17	
Supply Changes	0.06	
Incremental Supply Surplus (+) or Deficit (-)	-0.45	

Phosphate S/D Incremental Changes, H2 2018
Mil Tonnes DAP/MAP/NPS/TSP - equivalent

Shipment Increase		0.34	
Plant City Idling	-0.63		
OCP JPH 3 Ramp-Up	0.35		
OCP JPH 4 Start-Up	0.20		
OCP Debottlenecking	0.20		
MWSPC Ramp-Up	0.51		
GCT Sfax Closure	-0.07		
Phosagro Debottlenecking	0.11		
Misc Downtime (Tun.,S.Af.,Aus.)	0.00		
Sterlite Shutdown (India)	-0.25		
Turkey/Egypt Greenfields	0.00		
Chinese Exports	0.17	-0.30	-0.78
Supply Changes	0.60	0.13	-0.35
Incremental Supply Surplus (+) or Deficit (-)	0.27	-0.21	-0.69

Phosphate S/D Incremental Changes, 2018
Mil Tonnes DAP/MAP/NPS/TSP - equivalent

Shipment Increase		0.84	
Plant City Idling	-1.26		
OCP JPH 3 Ramp-Up	0.50		
OCP JPH 4 Start-Up	0.20		
OCP Debottlenecking	0.20		
MWSPC Ramp-Up	1.30		
GCT Sfax Closure	-0.13		
Phosagro Debottlenecking	0.28		
Misc Downtime (Tun.,S.Af.,Aus.)	-0.15		
Sterlite Shutdown (India)	-0.28		
Turkey/Egypt Greenfields	0.00		
Chinese Exports	0.00	-0.48	-0.95
Supply Changes	0.66	0.18	-0.29
Incremental Supply Surplus (+) or Deficit (-)	-0.18	-0.66	-1.13

Supply and demand changes this year likely will result in a deficit that is expected to support prices and margins at levels that will curb a bit of demand growth and boost production and exports from current producers.

Mosaic

Fundamentals Math - 2019

Phosphate S/D Incremental Changes, H1 2019
Mil Tonnes DAP/MAP/NPS/TSP - equivalent

Shipment Increase		0.41	
Redwater Closure	-0.15		
OCP JPH 4 Ramp-Up	0.20		
OCP Debottlenecking	0.15		
MWSPC Ramp-Up	0.11		
GCT M'dilla Start-Up	0.07		
Misc Recovery (Tun.,S.Af.,Aus.)	0.15		
Yara-Galvani Start-Up	0.03		
Sterlite Shutdown (India)	-0.20		
NTR Geismar Closure	-0.08		
Turkey/Egypt Greenfields	0.12		
Chinese Exports	-0.17	-0.33	-0.50
Supply Changes	0.23	0.07	-0.10
Incremental Supply Surplus (+) or Deficit (-)	-0.18	-0.34	-0.51

Phosphate S/D Incremental Changes, H2 2019
Mil Tonnes DAP/MAP/NPS/TSP - equivalent

Shipment Increase		0.41	
Redwater Closure	-0.30		
OCP JPH 4 Ramp-Up	0.30		
OCP Debottlenecking	0.15		
MWSPC Ramp-Up	0.39		
GCT M'dilla Start-Up	0.15		
Misc Recovery (Tun.,S.Af.,Aus.)	0.00		
Yara-Galvani Start-Up	0.08		
Sterlite Shutdown (India)	0.00		
NTR Geismar Closure	-0.08		
Turkey/Egypt Greenfields	0.18		
Chinese Exports	-0.17	-0.33	-0.50
Supply Changes	0.71	0.54	0.37
Incremental Supply Surplus (+) or Deficit (-)	0.29	0.13	-0.04

Phosphate S/D Incremental Changes, 2019
Mil Tonnes DAP/MAP/NPS/TSP - equivalent

Shipment Increase		0.83	
Redwater Closure	-0.45		
OCP JPH 4 Ramp-Up	0.50		
OCP Debottlenecking	0.30		
MWSPC Ramp-Up	0.50		
GCT M'dilla Start-Up	0.22		
Misc Recovery (Tun.,S.Af.,Aus.)	0.15		
Yara-Galvani Start-Up	0.10		
Sterlite Shutdown (India)	-0.20		
NTR Geismar Closure	-0.15		
Turkey/Egypt Greenfields	0.30		
Chinese Exports	-0.33	-0.66	-1.00
Supply Changes	0.94	0.61	0.27
Incremental Supply Surplus (+) or Deficit (-)	0.11	-0.22	-0.56

Expected changes in supply and demand likely will result in another deficit in 2019, particularly if environmental regulations significantly reduce Chinese production and exports. We do not expect the world to run out of phosphate any time soon, but this situation is expected to support prices and margins at levels that trim some demand and boost production and exports in order for the global market to reach an equilibrium.

Mosaic

Five-Year Outlook: Positive Demand Outlook Global Phosphate Shipments Change in Phosphate Shipments 2017 vs. 2010 Change in Phosphate Shipments 2023F vs. 2017 MMT DA P/MA P/NPS/TSP 80 Source: Mosaic and CRU Phosphate Outlook July 2018 Brazil 6.7% India 3.1% 75 Other Asia + Oceania 4.7% Brazil 3.3% North America 3.0% Other Asia + Oceania 2.7% 70 Europe/FSU 3.7% Africa 6.5% Africa 8.8% Other Latin Am 3.5% 65 Other Latin Am 3.0% Mideast/Other 2.1% Mideast/Other -1.2% Europe/FSU 0.8% 60 China -0.2% North America -0.2% India -2.9% China -0.9% 55 10 11 12 13 14 15 16 17E 18F 19F 22F 23F MMT DA P/MA P/ NPS /TS-3.0 P -2.0 -1.0 0.0 1.0 2.0 3.0 -1.0 0.0 1.0 2.0 (Percentage is CAGR) MMT DA P/MA P/ NPS /TS P Actual Range Low Forecast Likely Forecast CRU - July 2018 Source: Mosaic and CRU Phosphate Outlook July 2018(Percentage is CAGR) Source: Mosaic and CRU Phosphate Outlook July 2018 Global Phosphate Shipments . By our most recent count, global shipments of the leading phosphate products increased 1.8% per year Mosaic Scenario CRU or 8.1 million tonnes from 2010 to 2017. India was a drag on demand with shipments dropping 2.2 Mil Tonnes DAP/MAP/NPS/TSP Low Likely High Jul 2018 million tonnes during this period due to subsidy cuts that resulted in a doubling of retail phosphate 2010 Shipments 61.1 61.0 prices. Demand declined slightly in China with shipments increasing significantly during the first half of 2017 Shipments 69.2 72.3 this period but then declining during the second half. Change 2010-17 8.1 11.3 CAGR 2010-17 1.8% 2.5% . Shipments are forecast to increase 1.6% per year or 6.9 million tonnes from 2017 to 2023. Indian 2023 Forecast 73.2 76.1 77.5 78.5 demand is expected to recover due to generally favorable farm economics/demand and a workable Change 2017-23 4.1 6.9 8.3 6.2 subsidy. Chinese shipments are projected to stabilize following another drop in 2018. Brazil, Other CAGR 2017-23 1.0% 1.6% 1.9% 1.4% Asian countries and Africa are projected to post strong gains during this period. Source: Mosaic and CRU Phosphate Outlook July 2018 . CRU projects that demand will grow at 1.4% from 2017 to 2022, but that mostly is the result of their much higher baseline demand estimate for 2017.

Five-Year Outlook: CRU Forecasts (July 2018) Mil Tonnes Global Phosphate Supply and Demand Opr Global PhosAcid Capacity by Country Global PhosAcid Capacity by Year MMT P2O5 MMT P2O5 P2O5 Acid Capacity, Production and Operating Rate Rate 70 90% 63 63 Source: CRU July 2018 62 0.1 62 0.6 1.1 0.6 60 85% 61 61 -0.0 0.4 60 60 0.7 50 80% 2.1 59 59 1.1 40 75% 58 58 57 61.4 57 61.4 30 70% 56 56 58.8 58.8 55 55 20 65% 54 54 53 53 10 60% Source: CRU July 2018 Source: CRU July 2018 52 52 0 55% 2017 Morocco Saudi China Other 2022F 2017 2018F 2019F 2020F 2021F 2022F 2022F 10 11 12 13 14 15 16 17E 18F 19F 20F 21F 22F Arabia Capacity Production Operating Rate . CRU projects that global phosphoric acid capacity will increase 2.6 million tonnes P2O5 from 58.8 million in 2017 to 61.4 million in 2022. Morocco and Saudi Arabia account for all of the net increase, and the bulk of new capacity is expected online by the end of 2019. . OCP is expected to add 2.1 million tonnes P2O5 from the ramp-up of JPHs 3&4 (0.6 mmt), the addition of Line F (0.5 mmt), the debottlenecking other Jorf lines (0.5 mmt), the start-up of the Laayoune project in Western Sahara in mid-2020 (0.3 mmt) and the start-up of JPH 5 in 2022 ((0.2 mmt). The increase in Saudi Arabia is from the ramp up of the Ma’aden Wa’ad al Shamal Phosphate Company (MWSPC) JV. The next big wave of expansions in both Morocco and Saudi Arabia are not expected on line until after the forecast period. . CRU assumes Chinese phosphoric acid capacity will shrink 600,000 tonnes P2O5 as a result of industry restructuring and the enforcement of more stringent environmental regulations during this period. Several capacity changes are expected in the rest of the world, but the combined 1.6 million projected increase in Russia, Egypt, Turkey, Tunisia, Indonesia and Brazil is mostly offset by expected closures in North America (1.5 mmt). . CRU estimates that the global operating rate dips this year due to a rapid ramp up of new capacity in Morocco and Saudi Arabia this year. The rate then trends upward during the rest of the forecast period.

Factors to Watch ▪ Agricultural commodity prices • Food or farm crisis and impact on phosphate demand? ▪ Ramp-up of new capacity • Slower-than-expected or faster-than-expected? ▪ China: demand growth and restructuring of the phosphate industry • Significant closures due to environmental regulations or continued government lifelines? ▪ Competitor strategies and behaviors • Price over volume or volume over price? ▪ Raw materials costs • Demand booster or inhibitor and relative advantage or disadvantage? ▪ Currency risks/opportunities and macroeconomic/political shocks • Devaluation or appreciation of key phosphate currencies? (Real, Rupee, RMB, Ruble, Dirham) • Trade war or peace?

2021 Cost Curve Forecast 2021 DAP Cost Curve fob Plant at Effective Capacity MOS LA MOS FL Chinese Producers Source: CRU, Mosaic

Appendix: Deleveraging Progress

Dollars in Millions		Dec 2017		Mar 2018		Jun 2018	
Short-term debt	$	6	$	72	$	20	
Long-term debt (including current portion)		5,222		5,074		4,798	*
Net cash & cash equivalents		2,154		659		835	*
Net debt		3,074		4,487		3,983	
Net debt to adjusted EBITDA[1]		2.5		2.6		2.2	
Calculation to align with stated targets:							
Short-term debt	$	6	$	72	$	20	
Long-term debt (including current portion)		5,222		5,074		4,798	*
Operating Leases		342		627		627	**
Ma'aden JV Guarantee		140		140		140	
Net stated targeted cash & cash equivalents		500		500		500	***
Net debt	**$**	**5,210**	**$**	**5,413**	**$**	**5,085**	
Actual Adjusted EBITDA[1]	$	1,207					
Midpoint of Adjusted EBITDA Guidance[1]			$	1,700	$	1,800	
Net debt to adjusted EBITDA aligned to stated targets[1]		**4.3**		**3.2**		**2.8**	

* Adjusted for July and August 2018 prepayment of $111 million against our outstanding term loan and payment of $89 million in maturing bonds.

** Operating leases are treated as debt. This is calculated as annual rent expense multiplied by 3x.

*** Net debt only considers our targeted cash liquidity buffer of $500 million

[1] See Non-GAAP Financial Measures for additional information

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